                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          NETSCAPE COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pur-suant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 1997

                            ------------------------

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Netscape Communications Corporation, a Delaware corporation (the "Company"), will be held on Friday, May 30, 1997 at 9:00 a.m., local time, at the Network Meeting Center at Techmart, 5201 Great America Parkway, Santa Clara, California 95054, for the following purposes:

    1. To elect two Class II directors for a term of three years and until their successors are duly elected and qualified.

    2. To ratify the appointment by the Board of Directors of the firm Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

    Only holders of record of the Company's common stock at the close of business on April 10, 1997, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order Of The Board Of Directors
                                            of Netscape Communications
                                          Corporation

                                          /s/ ROBERTA R. KATZ

                                          Roberta R. Katz

                                          SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                          AND SECRETARY

Mountain View, California
April 30, 1997

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN,
                 DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY
                      AS POSSIBLE IN THE ENCLOSED ENVELOPE

                      NETSCAPE COMMUNICATIONS CORPORATION
                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
PROCEDURAL MATTERS.........................................................................................           1

  General..................................................................................................           1

  Voting at the Annual Meeting; Record Date................................................................           1

  Quorum; Required Vote....................................................................................           1

  Proxies..................................................................................................           2

  Expenses of Solicitation.................................................................................           2

  Procedure for Submitting Stockholder Proposals...........................................................           2

PROPOSAL ONE: ELECTION OF DIRECTORS........................................................................           3

  General..................................................................................................           3

  Nominees for Class II Directors..........................................................................           3

  Information Regarding Nominees and Other Directors.......................................................           4

  Board Meetings and Committees............................................................................           5

  Director Compensation....................................................................................           6

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS..........................................           6

  Required Vote............................................................................................           6

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT...................................................           7

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT..........................................................           9

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION................................................           9

EXECUTIVE OFFICER COMPENSATION.............................................................................          10

  Summary Compensation Table...............................................................................          10

  Option Grants in Last Fiscal Year........................................................................          11

  Option Exercises and Holdings............................................................................          12

  Employment Agreements....................................................................................          12

TRANSACTIONS WITH MANAGEMENT...............................................................................          12

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS.............................................          13

  Compensation Philosophy and Policies.....................................................................          13

  Elements of Compensation.................................................................................          13

  1996 Executive Compensation..............................................................................          14

  Chief Executive Officer Compensation for 1996............................................................          14

  Stock Option Exchange....................................................................................          14

COMPANY STOCK PRICE PERFORMANCE GRAPH......................................................................          16

OTHER MATTERS..............................................................................................          17

                      NETSCAPE COMMUNICATIONS CORPORATION
                                ----------------

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

    This Proxy Statement is being furnished to holders of common stock, par value $0.0001 per share (the "Common Stock"), of Netscape Communications Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of the Company's Stockholders (the "Annual Meeting") to be held on Friday, May 30, 1997 at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Network Meeting Center at Techmart, 5201 Great America Parkway, Santa Clara, California 95054. The telephone number at the Techmart is (408) 562-6111. The Company's headquarters are located at 501 East Middlefield Road, Mountain View, California 94043, and the telephone number at that location is (415) 254-1900.

    This Proxy Statement and the accompanying form of proxy are first being mailed on or about April 30, 1997, together with the Company's 1996 Annual Report to Stockholders, to all holders of Common Stock entitled to vote at the Annual Meeting.

VOTING AT THE ANNUAL MEETING; RECORD DATE

    Only holders of record of the Company's Common Stock at the close of business on April 10, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the Record Date, there were 88,224,678 shares of the Company's Common Stock outstanding and entitled to be voted at the Annual Meeting. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Share Ownership by Principal Stockholders and Management."

QUORUM; REQUIRED VOTE

    The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.

    Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting; however, such votes are not deemed to be "votes cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

PROXIES

    All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Netscape Communications Corporation, 501 East Middlefield Road, Mountain View, CA 94043, Attention:
Secretary.

EXPENSES OF SOLICITATION

    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, the Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at an estimated fee of $4,000, plus reimbursement of reasonable out-of-pocket expenses.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

    Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the 1998 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 31, 1997, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by (i) the Board of Directors, (ii) any nominating committee appointed by the Board of Directors or (iii) any stockholder entitled to vote who has written notice delivered to the Secretary of the Company 60 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the seventh day following the date on which such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. The Company Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting
(i) by or at the direction of the chairman of the meeting or (ii) by any stockholder entitled to vote who has written notice delivered to the Secretary of the Company 60 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Netscape Communications Corporation, 501 East Middlefield Road, Mountain View, CA 94043, Attention: Secretary.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors is currently comprised of six members who are divided equally into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS II DIRECTORS

    Two Class II directors are to be elected at the Annual Meeting for a three-year term ending in 2000. The Board of Directors has nominated JAMES H. CLARK and JOHN E. WARNOCK for re-election as Class II directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Messrs. Clark and Warnock. The Company expects that each of Messrs. Clark and Warnock will accept such nomination; however, in the event that either Mr. Clark or Mr. Warnock is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. The term of office of the persons elected as directors will continue until such director's term expires in 2000 or until such director's successor has been elected and qualified.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

    Set forth below is certain information regarding the nominees for Class II directors and each other director of the Company whose term of office continues after the Annual Meeting.

          NOMINEES FOR CLASS II DIRECTORS FOR A TERM EXPIRING IN 2000

                NAME                      AGE                  PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------------------------------      ---      ---------------------------------------------------------------------
James H. Clark......................          53   CHAIRMAN OF THE BOARD OF DIRECTORS OF THE COMPANY. Dr. Clark co-
                                                   founded the Company and has served as its Chairman of the Board since inception. From inception of the Company to January 1995, Dr. Clark served as its President and Chief Executive Officer. From 1981 to
                                                   1994, Dr. Clark was Chairman of the Board of Silicon Graphics, Inc.
                                                   ("SGI"), a computer systems company he founded in 1981. Dr. Clark also served as Chief Technical Officer of SGI from 1981 to 1987.
                                                   Prior to founding SGI, Dr. Clark was an associate professor at
                                                   Stanford University.

John E. Warnock.....................          56   CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF DIRECTORS OF
                                                   ADOBE SYSTEMS INCORPORATED. Dr. Warnock has served as a director of the Company since April 1995. Dr. Warnock is a founder of Adobe
                                                   Systems Incorporated ("Adobe"), and has served as its Chairman of the
                                                   Board since April 1989. He has served as Adobe's Chief Executive
                                                   Officer and a director since December 1982 and served as its
                                                   President from December 1982 through March 1989. Prior to founding
                                                   Adobe, Dr. Warnock was Principal Scientist of the Imaging Sciences
                                                   Laboratory at Xerox Corporation's Palo Alto Research Center. He is a
                                                   director of Evans & Sutherland Computer Corporation and Red Brick
                                                   Systems, Inc.

                                INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 1998

James L. Barksdale..................          54   PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY. Mr. Barksdale
                                                   joined the Company in January 1995 as President and Chief Executive
                                                   Officer. He has served as a director of the Company since October
                                                   1994. From January 1992 to January 1995, Mr. Barksdale served as
                                                   President and Chief Operating Officer, and, as of September 1994,
                                                   Chief Executive Officer, of AT&T Wireless Services (formerly, McCaw
                                                   Cellular Communications, Inc.). Mr. Barksdale served as Executive
                                                   Vice President and Chief Operating Officer of Federal Express
                                                   Corporation from April 1983 to January 1992 and as Chief Information
                                                   Officer from 1979 to 1983. Mr. Barksdale is a director of 3Com
                                                   Corporation, Harrah's Entertainment, Inc., Robert Mondavi Corp. and
                                                   @Home Corporation.

                NAME                      AGE                  PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
------------------------------------      ---      ---------------------------------------------------------------------
L. John Doerr.......................          45   GENERAL PARTNER OF KLEINER PERKINS CAUFIELD & BYERS. Mr. Doerr has
                                                   served as a director of the Company since September 1994. Mr. Doerr has served as a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since September 1980. Prior to joining
                                                   Kleiner Perkins Caufield & Byers, Mr. Doerr was employed by Intel
                                                   Corporation for five years. He is a director of Intuit Inc.,
                                                   Macromedia, Inc., Platinum Software, Inc., Sun Microsystems, Inc. and
                                                   Shiva Corporation as well as several private companies.

                                 INCUMBENT CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 1999

Marc L. Andreessen..................          25   SENIOR VICE PRESIDENT, TECHNOLOGY OF THE COMPANY. Mr. Andreessen
                                                   co-founded the Company in April 1994 and has served as a director since September 1994. He served as Vice President, Technology of the
                                                   Company until he was appointed Senior Vice President, Technology in
                                                   January 1996. He received a B.S. in December 1993 from the University of Illinois, where he co-authored the original NCSA Mosaic Web browser.

Eric A. Benhamou....................          41   PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD OF
                                                   DIRECTORS OF 3COM CORPORATION. Mr. Benhamou has served as a director of the Company since January 1997. Mr. Benhamou has been the Chairman of the Board of 3Com Corporation ("3Com") since July 1994. He served as 3Com's Chief Executive Officer since September 1990 and as its
                                                   President since April 1990. Mr Benhamou serves as a director of
                                                   Cypress Semiconductor, Inc. and Legato Systems, Inc.

BOARD MEETINGS AND COMMITTEES

    During fiscal 1996, the Board of Directors held seven meetings (including regularly scheduled and special meetings), and no incumbent directors attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member. Certain matters approved by the Board of Directors were approved by unanimous written consent.

    The Board of Directors currently has three standing committees: an Audit Committee, a Compensation Committee and a Stock Option Committee. The Company has no nominating committee or committee performing a similar function. The Audit Committee and the Compensation Committee currently consist of Messrs. Doerr and Warnock. The Stock Option Committee currently consists of one member, Mr. Barksdale, with Mr. Clark and Mr. Andreessen each appointed as alternative members.

    AUDIT COMMITTEE. The Audit Committee, which met four times during 1996, makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

    COMPENSATION COMMITTEE. The Compensation Committee, which met four times during 1996, reviews the Company's executive compensation policy, administers the Company's stock purchase and stock option plans, and makes recommendations to the Board of Directors regarding such matters. Certain matters were approved by the Compensation Committee by unanimous written consent.

    STOCK OPTION COMMITTEE. The Stock Option Committee, which was recently established in January 1997, has the right (subject to limitations, if any, which may be established by the Company's Board of Directors) to administer the Company's 1995 Stock Plan with respect to persons other than directors and officers of the Company.

DIRECTOR COMPENSATION

    Directors who are not officers or employees of the Company or any of its subsidiaries ("Eligible Directors") currently receive $10,000 as an annual retainer, a fee of $2,500 for attendance at each meeting of the Board of Directors, and a fee of $2,500 for attendance at each meeting of a committee of the Board of Directors if such committee meeting is not held in conjunction with a meeting of the Board of Directors. All directors are reimbursed for expenses incurred in attending any Board of Directors and committee meetings.

    Directors who are officers of or are employed by the Company or any of its subsidiaries are not compensated for their Board or committee activities.

    Eligible Directors may participate in the 1995 Director Option Plan (the "Director Plan"). A total of 200,000 shares of Common Stock has been reserved for issuance under the Director Plan. The Director Plan provides for an automatic grant of an option to purchase 40,000 shares of Common Stock (the "First Option") to each such director on the date on which such person becomes an Eligible Director. After the First Option is granted to the Eligible Director, such director shall automatically be granted an option to purchase 10,000 shares (a "Subsequent Option") on January 1 of each subsequent year provided such person is then an Eligible Director and, provided further, that on such date such person has served on the Board for at least six months. Messrs. Doerr and Warnock were each granted Subsequent Options in January 1997, and Mr. Benhamou was granted a First Option in January 1997.

                                  PROPOSAL TWO
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the year ending December 31, 1997, and has determined that it would be desirable to request that the stockholders ratify such appointment.

    Ernst & Young LLP has audited the Company's financial statements since the Company's inception. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

    Although stockholder approval is not required for the appointment of Ernst & Young LLP since the Board of Directors has the responsibility for selecting auditors, the Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Ernst & Young LLP, the Board of Directors will reconsider its selection.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth information concerning the beneficial ownership of Common Stock of the Company as of March 31, 1997 for the following:
(i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's current directors; (iii) each of the officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.

                                                                                           SHARES       PERCENTAGE
                                                                                        BENEFICIALLY   BENEFICIALLY
NAME                                                                                      OWNED(1)         OWNED
--------------------------------------------------------------------------------------  -------------  -------------
James H. Clark(2).....................................................................     15,921,394        18.0%
  c/o Netscape Communications Corporation
  501 East Middlefield Road
  Mountain View, CA 94043

L. John Doerr(3)......................................................................      6,802,111         7.7%
Kleiner Perkins Caufield & Byers
  2750 Sand Hill Road
  Menlo Park, CA 94025

James L. Barksdale(4).................................................................      5,304,080         6.0%
  c/o Netscape Communications Corporation
  501 East Middlefield Road
  Mountain View, CA 94043

The Equitable Companies Incorporated(5)...............................................      5,219,710         5.9%
  787 Seventh Avenue
  New York, NY 10019

Marc L. Andreessen(6).................................................................      1,502,102         1.7%
James C.J. Sha(7).....................................................................      1,151,668         1.3%
John E. Warnock(8)....................................................................        916,022         1.0%
Richard M. Schell(9)..................................................................        598,640        *
Conway Rulon-Miller(10)...............................................................        447,992        *
Larry K. Geisel(11)...................................................................         28,289        *
Eric A. Benhamou......................................................................              0        *
All directors and executive officers as a group (16 persons)(12)......................     34,722,339         39.2  %

------------------------

 *   Less than 1%.

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days of March 31, 1997 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Includes 294,055 shares subject to a repurchase right of the Company upon cessation of Mr. Clark's service to the Company.

 (3) This information was obtained from filings with the Securities and Exchange Commission (the "SEC") pursuant to Section 16 of the Exchange Act. Includes 6,160,000 shares, 440,000 shares and 63,368 shares held by Kleiner Perkins Caufield & Byers VII, L.P. ("KPCB VII"), KPCB Information

      Sciences Zaibatsu Fund II ("KPCB ZFII") and Kleiner Perkins Caufield & Byers VI, L.P. ("KPCB VI"), respectively; 84,259 shares, 2,828 shares, 1,412 shares, 13,058 shares and 12,054 shares held by Mr. Doerr, the L. John Doerr Trust, the LJD (L. John Doerr) Trust VII, the Child(ren) of L. John Doerr Trust III and the Doerr Irrevocable Children's Trust dated 5/26/94, respectively; and an option for 25,132 shares exercisable within 60 days of March 31, 1997 issued to Mr. Doerr under the Director Plan. Mr. Doerr is a general partner of KPCB VII Associates, L.P., which is a general partner of KPCB VII and KPCB ZFII, and Mr. Doerr is also a general partner of KPCB VI Associates, L.P., which is a general partner of KPCB
      VI. Mr. Doerr disclaims beneficial ownership of shares held by KPCB VII, KPCB ZFII, KPCB VI, the L. John Doerr Trust, the LJD (L. John Doerr) Trust VII, the Child(ren) of L. John Doerr Trust III and the Doerr Irrevocable Children's Trust dated 5/26/94, except to the extent of any indirect pecuniary interest therein.

 (4) Includes (i) 2,112,000 shares subject to a repurchase right of the Company upon cessation of Mr. Barksdale's service to the Company, and (ii) includes 80,000 shares transferred to a family member of Mr. Barksdale, as to which Mr. Barksdale disclaims beneficial ownership.

 (5) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act. Of such 5,219,710 shares, The Equitable Companies Incorporated has sole voting power over 4,158,240 shares, shared voting power over 111,000 shares, sole dispositive power over 5,217,110 shares and shared dispositive power over 2,600 shares. AXA owns a majority interest in The Equitable Companies Incorporated. In addition, the following entities as a group beneficially own a majority interest in AXA: Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and AXA Courtage Assurance Mutuelle.

 (6) Includes 640,000 shares subject to a repurchase right of the Company upon cessation of Mr. Andreessen's service to the Company.

 (7) Includes 304,000 shares subject to a repurchase right of the Company upon cessation of Mr. Sha's service to the Company.

 (8) Includes 888,890 shares held by Adobe and 2,000 shares held by Dr. Warnock. Also includes an option for 25,132 shares exercisable within 60 days of March 31, 1997 issued to Dr. Warnock under the Director Plan. Dr. Warnock is a founder of Adobe and currently serves as its Chairman of the Board and Chief Executive Officer. Dr. Warnock disclaims beneficial ownership of the shares held by Adobe.

 (9) Includes 336,000 shares subject to a repurchase right of the Company upon cessation of Mr. Schell's service to the Company.

(10) Includes 336,000 shares subject to a repurchase right of the Company upon cessation of Mr. Rulon-Miller's service to the Company.

(11) Includes an option to purchase 28,000 shares of Common Stock exercisable within 60 days of March 31, 1997.

(12)  Includes (i) 361,400 shares issuable upon currently exercisable options,
      (ii) options exercisable for 20,864 shares within 60 days of March 31, 1997, (iii) an aggregate of 5,134,055 shares subject to certain repurchase rights of the Company upon cessation of certain executive officers' service to the Company, which repurchase rights generally lapse at a rate of two percent per month, and (iv) 7,552,258 shares owned by entities affiliated with Messrs. Doerr and Warnock.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on a Form 3 and changes in ownership on a Form 4 or a Form 5 with the SEC and The Nasdaq Stock Market, Inc. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during 1996, its executive officers, directors and 10% Stockholders complied with all applicable
Section 16(a) filing requirements, except that Mr. Warnock filed one late report relating to the sale of shares of the Company's common stock by Adobe during the Company's follow-on public offering in November 1996.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee is currently composed of Messrs. Doerr and Warnock. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers during the last fiscal year (the "Named Officers") for services rendered to the Company in all capacities during the period from the Company's inception in April 1994 to December 31, 1996.

                                                                                                     LONG-TERM
                                                                                                    COMPENSATION
                                                                                                    ------------
                                                                                                       AWARDS
                                                                                                    ------------
                                                                         ANNUAL COMPENSATION         SECURITIES
                                                                      --------------------------     UNDERLYING      ALL OTHER
                NAME AND PRINCIPAL POSITION                   YEAR      SALARY          BONUS         OPTIONS       COMPENSATION
------------------------------------------------------------  ----    -----------    -----------    ------------    ------------
James L. Barksdale .........................................  1996    $   100,000        --              --             --
  PRESIDENT AND CHIEF EXECUTIVE OFFICER                       1995    $    96,154        --            8,400,000     $   32,702
                                                              1994        --             --              --             --

Larry K. Geisel ............................................  1996    $   165,385(1) $   103,250(2)      200,000(3)     --
  SENIOR VICE PRESIDENT, INFORMATION SYSTEMS AND CHIEF        1995        --             --              --             --
  INFORMATION OFFICER                                         1994        --             --              --             --

Conway Rulon-Miller ........................................  1996    $   225,000    $    68,906         --             --
  SENIOR VICE PRESIDENT, SALES AND FIELD OPERATIONS           1995    $   225,000    $   222,125         800,000        --
                                                              1994    $    53,846        --              --             --

Richard M. Schell ..........................................  1996    $   215,000    $    65,844         --          $   50,000(4)
  SENIOR VICE PRESIDENT AND GENERAL MANAGER OF CLIENT         1995    $   215,000        --              --          $   51,531
  PRODUCT DIVISION                                            1994    $    49,615        --              800,000        --

James C.J. Sha .............................................  1996    $   200,000    $    61,250         --             --
  SENIOR VICE PRESIDENT AND GENERAL MANAGER, INTEGRATED       1995    $   200,000        --              --             --
  APPLICATIONS                                                1994    $    69,230        --              800,000        --

------------------------

(1) Mr. Geisel joined the Company in March 1996. His annualized base salary was $200,000.

(2) Includes a signing bonus of $50,000.

(3) Includes an option for 100,000 shares that was canceled in connection with the Company's stock option exchange in August 1996. See "Report of the Compensation Committee of the Board of Directors--Stock Option Exchange."

(4) Represents $50,000 of indebtedness forgiven by the Company, which indebtedness consists of a portion of the principal amount of a loan provided to Mr. Schell in connection with the purchase of a residence. See "Certain Transactions with Management."

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth, as to the Named Officers, information concerning stock options granted during the year ended December 31, 1996.

                                                                                                        POTENTIAL REALIZABLE
                                                                                                               VALUE
                                                              INDIVIDUAL GRANTS                          AT ASSUMED ANNUAL
                                          ----------------------------------------------------------           RATES
                                          NUMBER OF       PERCENT OF                                       OF STOCK PRICE
                                          SECURITIES    TOTAL OPTIONS                                       APPRECIATION
                                          UNDERLYING      GRANTED TO                                     FOR OPTION TERM(4)
                                           OPTIONS       EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   ----------------------
NAME                                      GRANTED(1)    FISCAL YEAR(2)     PER SHARE       DATE(3)         5%         10%
----------------------------------------  ----------    --------------   --------------   ----------   ----------  ----------
James L. Barksdale......................      --           --                --              --            --          --

Larry K. Geisel.........................     100,000(5)      1.21%          $45.000        08/30/96    $2,830,026  $7,171,841
                                             100,000         1.21%          $35.375        03/06/06    $2,089,982  $5,223,440

Conway Rulon-Miller.....................      --           --                --              --            --          --

Richard M. Schell.......................      --           --                --              --            --          --

James C.J. Sha..........................      --           --                --              --            --          --

------------------------

(1) The options in this table are incentive stock options or nonstatutory stock options, except as otherwise provided, granted under the 1995 Stock Plan and have exercise prices equal to the fair market value on the date of grant. All such options have ten-year terms and vest over a period of 50 months at a rate of 20% of the shares subject to the options at the end of 10 months from the vesting commencement date and 2% per month thereafter.

(2) The Company granted (or assumed) options to purchase 8,250,818 shares of Common Stock to employees in fiscal 1996.

(3) The options in this table may terminate before their expiration upon the termination of optionee's status as an employee or consultant or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10%. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of the Company's Common Stock were to increase at such rates from the price at 1996 year end ($56.875 per share) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $93 and $147, respectively. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessary agree that this method can properly determine the value of an option.

(5) This option was canceled in connection with the Company's stock option exchange in August 1996. See "Report of the Compensation Committee of the Board of Directors--Stock Option Exchange."

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, as to the Named Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1996.

                                                                 NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                                  AT FISCAL YEAR END        AT FISCAL YEAR END($)(1)
                                                            ------------------------------  -------------------------
NAME                                                          EXERCISABLE    UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
----------------------------------------------------------  ---------------  -------------  ----------  -------------
James L. Barksdale........................................        --              --            --           --
Larry K. Geisel...........................................         0              100,000       $0       $ 2,150,000
Conway Rulon-Miller.......................................        --              --            --           --
Richard M. Schell.........................................        --              --            --           --
James C.J. Sha............................................        --              --            --           --

------------------------

(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1996 (the last trading day of fiscal
    1996) on the Nasdaq National Market of $56.875 minus the exercise price.

EMPLOYMENT AGREEMENTS

    The Company has an employment agreement with James L. Barksdale, the Company's President and Chief Executive Officer, which is terminable at will by either the Company or Mr. Barksdale. In connection with such agreement, Mr. Barksdale was granted an option to purchase 8,000,000 shares of the Company's Common Stock at an exercise price of $0.0563 per share. The option was immediately exercisable, with 4,000,000 shares vesting immediately upon grant and an additional 80,000 shares vesting per month thereafter. The Company retains the right to repurchase any unvested shares at $0.0563 per share upon the cessation of Mr. Barksdale's service for any reason. Upon a change in control of the Company, the Company or its successor entity shall be obligated to employ Mr. Barksdale until all shares subject to his option have vested in full.

    The Company has an employment offer letter with Conway Rulon-Miller, Senior Vice President, Sales and Field Operations of the Company, pursuant to which the Company has agreed to pay Mr. Rulon-Miller, in the event of involuntary termination, his salary for a six-month period following such termination.

                          TRANSACTIONS WITH MANAGEMENT

    In October 1995, the Company loaned $200,000 to Richard M. Schell, an executive officer of the Company, to assist in his relocation to the San Francisco Bay Area and purchase of a residence. The loan is secured by a third mortgage on such residence, bears no interest, and may be forgiven by the Company over four years at a rate of 25% per year. However, upon the occurrence of certain events of default, the entire unpaid principal balance will bear interest at the maximum rate permitted by law, and the loan will become due and payable upon certain other events of default. The largest aggregate amount of indebtedness outstanding at any time in 1996 was $150,000, and the amount of outstanding indebtedness as of April 10, 1997 was $100,000.

    In June 1995, the Company loaned $135,000 to Roberta R. Katz, an executive officer of the Company, in connection with the full exercise of incentive stock options to purchase 600,000 shares of Common Stock at $0.225 per share. The loan was secured by the Common Stock purchased, bore interest at a rate of 6.72% per annum, and was due and payable on demand. The largest aggregate amount of indebtedness outstanding at any time during fiscal 1996 was $140,297, and the loan was paid in full with no amount of outstanding indebtedness as of April 10, 1997.

    In April 1996, the Company loaned $100,000 to Larry K. Geisel, an executive officer of the Company, to assist in his relocation to the San Francisco Bay Area. The loan is unsecured, bears no interest, and may be forgiven by the Company over two years at a rate of 50% per year. However, upon the occurrence of certain events of default, the entire unpaid principal balance will bear interest at 10%, and the loan will become due and payable upon certain other events of default. The largest aggregate amount of indebtedness outstanding at any time in 1996 was $100,000, and the amount of outstanding indebtedness as of April 10, 1997 was $50,000.

    The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors (the "Committee") consists of directors L. John Doerr and John E. Warnock, neither of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

COMPENSATION PHILOSOPHY AND POLICIES

    The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

    - ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

    - ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

    - ensure that current cash and equity incentive opportunities are competitive with comparable companies.

ELEMENTS OF COMPENSATION

    Compensation for officers and key employees includes both cash and equity elements.

    Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the software industry norm. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

    Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1995 Stock Plan (the "Option Plan") and the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Option Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. These options typically vest over 50 months and thus require the employee's continuing services to the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

    The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company does not contribute to the 401(k) Plan.

1996 EXECUTIVE COMPENSATION

    Executive compensation for 1996 included base salary and cash bonuses, plus, in the case of sales executives, sales commissions. For 1996, the Company implemented a bonus plan for its employees. Bonus awards for executive officers were based on the following measures of the Company's performance: total revenues, operating income and the market share of certain of the Company's products. Executive officers, like other employees, were eligible for option grants under the Option Plan; however, except for officers who participated in the stock option exchange (as described below), only officers who were hired in 1996 received stock option grants in 1996.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1996

    James L. Barksdale joined the Company as President and Chief Executive Officer in January 1995. For 1996, Mr. Barksdale elected to forego an increase to his base salary and a bonus. Mr. Barksdale believes that his compensation should be linked to the long-term interests of the Company's stockholders. Accordingly, through his ownership position in the Company's Common Stock, Mr. Barksdale's pecuniary interests are aligned with those of the Company's stockholders. For the same reasons, Mr. Barksdale has decided not to receive any salary or other cash compensation for 1997.

STOCK OPTION EXCHANGE

    On August 15, 1996, the Board of Directors offered all employees the opportunity to exchange their outstanding stock options that had exercise prices in excess of the closing price per share of the Company's Common Stock on August 30, 1996 for new options that would be exercisable at the fair market value of the Company's Common Stock as of the closing of the stock market on August 30, 1996 ($35.375). These new options would otherwise be identical to the old options except that the new options would have an approximately six-month period before they would become exercisable; thereafter, the new options would become exercisable on the same schedule as the old options. The stock option exchange was an acknowledgment of the importance to the Company of its employees and of the incentive to employees represented by stock options, especially in considering alternative opportunities. The Board considered such factors as the competitive environment for obtaining and retaining qualified employees and the overall benefit to the stockholders from a highly motivated group of employees.

    The following table sets forth, as to all executive officers of the Company, certain information concerning the repricing of all such officers options since the Company's inception.

                        TEN-YEAR OPTION REPRICING TABLE

                                        NUMBER OF                                                   LENGTH OF
                                       SECURITIES    MARKET PRICE                                ORIGINAL OPTION
                                       UNDERLYING    OF STOCK AT      EXERCISE                   TERM REMAINING
                                         OPTIONS       TIME OF      PRICE AT TIME  NEW EXERCISE    AT DATE OF
NAME                          DATE      REPRICED      REPRICING     OF REPRICING      PRICE         REPRICING
--------------------------  ---------  -----------  --------------  -------------  ------------  ---------------
Noreen G. Bergin..........   08/30/96     100,000     $   35.375      $   49.00     $   35.375    9 yrs., 2 mos.
Larry K. Geisel...........   08/30/96     100,000     $   35.375      $   45.00     $   35.375    9 yrs., 6 mos.
Eric A. Hahn..............   08/30/96     200,000     $   35.375      $   69.75     $   35.375    9 yrs., 4 mos.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          L. John Doerr
                                          John E. Warnock

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Morgan Stanley Technology Index. The graph assumes that $100 was invested on August 9, 1995 in the Company's Common Stock, the S&P 500 Index and the Morgan Stanley Technology Index, including reinvestment of dividends. No dividends have been declared or paid on the Company's Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 NETSCAPE       MORGAN STANLEY
               Communications   High Tech Index    S&P 500
9-Aug-95               100.00            100.00     100.00
10-Aug-95               88.20             99.47      99.60
11-Aug-95               89.27            100.10      99.18
14-Aug-95               87.98            102.05     100.01
15-Aug-95               93.78            102.38      99.80
16-Aug-95               95.50            105.88     100.05
17-Aug-95               94.21            106.18      99.88
18-Aug-95               90.35            105.95      99.91
21-Aug-95               87.55            101.90      99.71
22-Aug-95               86.91            103.64      99.97
23-Aug-95               89.27            104.16      99.54
24-Aug-95               87.98            102.77      99.60
25-Aug-95               87.98            101.89     100.07
28-Aug-95               87.55             98.91      99.88
29-Aug-95               82.83             98.63     100.05
30-Aug-95               80.04             99.42     100.22
31-Aug-95               84.98            100.92     100.39
1-Sep-95                83.69             99.96     100.74
4-Sep-95                83.69             99.96     100.74
5-Sep-95                79.40            103.60     101.69
6-Sep-95                83.69            104.84     101.87
7-Sep-95                86.27            104.77     101.89
8-Sep-95                86.27            105.80     102.32
11-Sep-95               91.42            106.76     102.54
12-Sep-95               89.70            105.52     103.00
13-Sep-95               87.12            105.97     103.41
14-Sep-95               86.27            105.46     104.27
15-Sep-95               91.42            102.36     104.22
18-Sep-95               90.13            103.67     104.12
19-Sep-95               91.63            106.59     104.38
20-Sep-95               93.99            106.62     104.83
21-Sep-95              100.86            105.13     104.16
22-Sep-95              107.73            104.19     103.93
25-Sep-95              115.02            103.31     103.95
26-Sep-95              108.58            102.00     103.88
27-Sep-95              107.73            100.75     103.81
28-Sep-95              109.87            104.52     104.67
29-Sep-95              107.30            102.29     104.41
2-Oct-95               101.29            100.08     103.93
3-Oct-95                98.71             99.27     104.04
4-Oct-95                97.00             95.77     103.89
5-Oct-95               104.72             99.34     104.09
6-Oct-95               108.58             97.91     104.07
9-Oct-95               106.01             93.72     103.33
10-Oct-95              103.86             94.28     103.18
11-Oct-95              108.58             97.46     103.53
12-Oct-95              113.30             99.59     104.18
13-Oct-95              115.45             99.12     104.43
16-Oct-95              112.02             98.62     104.17
17-Oct-95              117.17            102.95     104.84
18-Oct-95              120.60            105.18     104.95
19-Oct-95              119.74            105.64     105.53
20-Oct-95              119.74            103.27     104.96
23-Oct-95              125.32            104.59     104.53
24-Oct-95              136.91            104.99     104.79
25-Oct-95              150.64            103.71     104.07
26-Oct-95              145.49            104.21     103.04
27-Oct-95              139.91            106.07     103.57
30-Oct-95              151.93            109.28     104.21
31-Oct-95              151.07            108.10     103.89
1-Nov-95               152.79            108.89     104.38
2-Nov-95               168.67            111.54     105.36
3-Nov-95               163.52            113.40     105.51
6-Nov-95               154.51            111.72     105.14
7-Nov-95               163.09            108.09     104.75
8-Nov-95               169.96            107.44     105.72
9-Nov-95               172.10            111.69     105.99
10-Nov-95              167.38            112.56     105.90
13-Nov-95              166.09            110.49     105.82
14-Nov-95              165.67            106.61     105.28
15-Nov-95              164.38            107.17     106.12
16-Nov-95              172.96            108.22     106.72
17-Nov-95              189.70            107.46     107.21
20-Nov-95              199.57            102.03     106.64
21-Nov-95              184.98            101.20     107.24
22-Nov-95              181.12            100.18     106.91
23-Nov-95              181.12            100.18     106.91
24-Nov-95              188.41            102.38     107.19
27-Nov-95              190.56            101.93     107.43
28-Nov-95              224.89            107.11     108.35
29-Nov-95              240.34            108.38     108.56
30-Nov-95              237.34            108.41     108.16
1-Dec-95               235.62            106.05     108.45
4-Dec-95               256.65            107.90     109.64
5-Dec-95               293.56            106.97     110.36
6-Dec-95               276.82            105.53     110.80
7-Dec-95               227.47            103.98     110.09
8-Dec-95               220.60            106.30     110.32
11-Dec-95              211.59            106.38     110.69
12-Dec-95              234.33            103.54     110.55
13-Dec-95              248.93            103.12     111.07
14-Dec-95              233.05             98.77     110.22
15-Dec-95              224.03             97.04     110.12
18-Dec-95              223.61             93.75     108.42
19-Dec-95              248.71             99.41     109.33
20-Dec-95              224.89             97.10     108.26
21-Dec-95              243.35             99.35     109.07
22-Dec-95              239.48            100.31     109.34
25-Dec-95              239.48            100.31     109.34
26-Dec-95              245.49            100.80     109.75
27-Dec-95              239.48            100.05     109.79
28-Dec-95              235.62             98.52     109.72
29-Dec-95              238.63             99.13     110.04
1-Jan-96               238.63             99.13     110.04
2-Jan-96               232.41            100.20     110.90
3-Jan-96               217.17             97.16     111.01
4-Jan-96               224.46             95.27     110.36
5-Jan-96               239.06             95.72     110.18
8-Jan-96               234.02             95.70     110.50
9-Jan-96               219.90             89.57     108.89
10-Jan-96              222.10             89.71     106.93
11-Jan-96              241.63             94.22     107.68
12-Jan-96              235.62             93.78     107.52
15-Jan-96              224.03             89.30     107.17
16-Jan-96              233.48             91.92     108.71
17-Jan-96              232.19             92.49     108.34
18-Jan-96              235.62             94.16     108.67
19-Jan-96              248.28             96.13     109.31
22-Jan-96              276.39             98.46     109.59
23-Jan-96              269.10             98.30     109.48
24-Jan-96              270.82            100.66     110.76
25-Jan-96              262.23             98.19     110.24
26-Jan-96              269.53             98.71     111.06
29-Jan-96              272.53             98.38     111.53
30-Jan-96              286.70             99.94     112.59
31-Jan-96              281.97            100.77     113.63
1-Feb-96               258.80            102.59     114.07
2-Feb-96               255.79            102.83     113.60
5-Feb-96               244.64            106.42     114.60
6-Feb-96               247.86            107.12     115.48
7-Feb-96               232.62            105.84     116.12
8-Feb-96               227.47            107.35     117.22
9-Feb-96               224.89            106.88     117.27
12-Feb-96              211.16            106.91     118.18
13-Feb-96              215.45            105.23     118.01
14-Feb-96              219.74            104.69     117.13
15-Feb-96              215.45            105.06     116.37
16-Feb-96              217.17            105.33     115.77
19-Feb-96              217.17            105.33     115.77
20-Feb-96              212.88            106.12     114.46
21-Feb-96              219.31            108.46     115.79
22-Feb-96              212.88            111.12     117.71
23-Feb-96              209.44            110.73     117.75
26-Feb-96              191.42            109.35     116.21
27-Feb-96              184.55            108.19     115.64
28-Feb-96              176.82            107.43     115.19
29-Feb-96              175.11            104.83     114.42
1-Mar-96               184.12             99.39     115.13
4-Mar-96               177.68             97.67     116.28
5-Mar-96               172.10             99.86     117.17
6-Mar-96               154.51             98.34     116.49
7-Mar-96               133.05             98.33     116.78
8-Mar-96               137.34             96.57     113.18
11-Mar-96              158.80             99.15     114.35
12-Mar-96              155.36             98.43     113.83
13-Mar-96              148.93            100.57     114.09
14-Mar-96              144.21            100.11     114.50
15-Mar-96              147.64            102.31     114.60
18-Mar-96              148.50            105.16     116.61
19-Mar-96              150.64            104.37     116.43
20-Mar-96              157.94            101.41     116.13
21-Mar-96              149.36             99.48     115.99
22-Mar-96              146.78             99.86     116.24
25-Mar-96              139.48             97.18     116.14
26-Mar-96              133.05             97.09     116.66
27-Mar-96              133.05             98.54     115.94
28-Mar-96              132.19             98.71     115.94
29-Mar-96              142.49             99.36     115.33
1-Apr-96               152.79             99.76     116.80
2-Apr-96               148.07             99.83     117.07
3-Apr-96               148.50            100.33     117.18
4-Apr-96               156.65            100.01     117.18
5-Apr-96               156.65            100.01     117.18
8-Apr-96               166.52            100.62     115.10
9-Apr-96               169.10            100.90     114.74
10-Apr-96              180.26            101.14     113.18
11-Apr-96              184.55             99.95     112.77
12-Apr-96              173.39             98.35     113.76
15-Apr-96              180.69             99.72     114.79
16-Apr-96              187.12            102.27     115.24
17-Apr-96              185.41            100.47     114.63
18-Apr-96              191.42            102.59     114.99
19-Apr-96              189.70            102.12     115.25
22-Apr-96              198.71            104.24     115.75
23-Apr-96              212.02            106.52     116.41
24-Apr-96              219.74            108.04     116.16
25-Apr-96              221.46            108.93     116.64
26-Apr-96              212.02            108.88     116.75
29-Apr-96              212.45            108.54     116.87
30-Apr-96              209.44            108.42     116.88
1-May-96               203.00            109.39     116.95
2-May-96               193.13            107.49     114.95
3-May-96               193.99            107.86     114.64
6-May-96               204.29            108.78     114.49
7-May-96               198.28            108.11     114.03
8-May-96               204.29            107.67     115.20
9-May-96               200.86            106.56     115.32
10-May-96              206.87            108.34     116.50
13-May-96              219.74            111.13     118.19
14-May-96              228.33            112.00     118.92
15-May-96              239.48            111.91     118.89
16-May-96              236.05            112.61     118.78
17-May-96              242.92            112.12     119.51
20-May-96              236.05            111.92     120.27
21-May-96              244.64            110.26     120.20
22-May-96              256.65            110.06     121.21
23-May-96              257.51            109.87     120.78
24-May-96              253.65            108.96     121.23
27-May-96              253.65            108.96     121.23
28-May-96              242.06            108.15     120.10
29-May-96              235.19            106.15     119.34
30-May-96              240.34            107.88     120.01
31-May-96              233.69            110.04     119.55
3-Jun-96               225.75            108.28     119.29
4-Jun-96               220.60            108.43     120.16
5-Jun-96               216.31            109.00     121.21
6-Jun-96               206.87            106.16     120.25
7-Jun-96               213.73            107.39     120.30
10-Jun-96              222.32            106.93     120.09
11-Jun-96              228.33            106.83     119.88
12-Jun-96              222.32            106.58     119.53
13-Jun-96              217.17            105.73     119.33
14-Jun-96              212.45            103.92     118.96
17-Jun-96              210.73            102.68     118.84
18-Jun-96              194.85            100.06     118.29
19-Jun-96              185.84            100.67     118.27
20-Jun-96              179.40            101.77     118.29
21-Jun-96              188.84            101.66     119.14
24-Jun-96              200.00            102.17     119.50
25-Jun-96              201.72            100.52     119.43
26-Jun-96              199.14             98.26     118.70
27-Jun-96              209.44            101.25     119.45
28-Jun-96              213.73            102.04     119.82
1-Jul-96               220.60            104.17     120.76
2-Jul-96               217.17            103.25     120.35
3-Jul-96               209.44            101.23     120.13
4-Jul-96               209.44            101.23     120.13
5-Jul-96               200.00             98.95     117.46
8-Jul-96               189.06             98.78     116.59
9-Jul-96               188.84             98.53     116.98
10-Jul-96              186.27             98.32     117.21
11-Jul-96              173.39             94.20     115.36
12-Jul-96              166.52             93.25     115.45
15-Jul-96              155.36             88.15     112.52
16-Jul-96              165.67             89.30     112.27
17-Jul-96              176.18             92.10     113.29
18-Jul-96              193.99             94.83     114.98
19-Jul-96              181.97             92.98     114.12
22-Jul-96              159.66             91.78     113.23
23-Jul-96              145.06             88.07     112.00
24-Jul-96              149.36             89.46     111.96
25-Jul-96              151.93             92.76     112.77
26-Jul-96              143.35             95.90     113.61
29-Jul-96              138.20             93.56     112.72
30-Jul-96              135.62             95.28     113.50
31-Jul-96              135.62             96.22     114.34
1-Aug-96               148.07             97.92     116.14
2-Aug-96               155.36            100.93     118.36
5-Aug-96               151.50             99.20     117.96
6-Aug-96               164.81            100.84     118.34
7-Aug-96               165.24            103.93     118.66
8-Aug-96               162.23            103.51     118.38
9-Aug-96               153.22            102.88     118.29
12-Aug-96              143.35            102.20     118.95
13-Aug-96              137.34            100.20     117.95
14-Aug-96              134.33            101.24     118.28
15-Aug-96              131.33            101.39     118.33
16-Aug-96              133.48            100.83     118.85
19-Aug-96              125.32            101.13     119.09
20-Aug-96              127.90            100.07     118.93
21-Aug-96              127.90            100.55     118.82
22-Aug-96              131.33            102.41     119.83
23-Aug-96              130.47            102.43     119.17
26-Aug-96              132.19            101.53     118.61
27-Aug-96              127.47            102.22     119.06
28-Aug-96              125.75            102.65     118.78
29-Aug-96              124.03            100.94     117.45
30-Aug-96              121.46             99.76     116.49
2-Sep-96               121.46             99.76     116.49
3-Sep-96               125.75            100.28     116.97
4-Sep-96               125.75            100.49     117.13
5-Sep-96               120.17             97.62     116.03
6-Sep-96               127.47             99.11     117.15
9-Sep-96               126.61             99.62     118.59
10-Sep-96              124.46             99.36     118.60
11-Sep-96              127.90            100.37     119.22
12-Sep-96              124.03            101.41     119.91
13-Sep-96              133.05            105.22     121.59
16-Sep-96              148.93            106.58     122.20
17-Sep-96              157.94            109.18     122.02
18-Sep-96              146.35            109.32     121.75
19-Sep-96              156.22            110.35     122.03
20-Sep-96              174.68            111.33     122.75
23-Sep-96              167.38            109.89     122.65
24-Sep-96              169.96            111.53     122.49
25-Sep-96              163.95            113.26     122.53
26-Sep-96              163.95            112.51     122.54
27-Sep-96              169.96            111.36     122.60
30-Sep-96              159.23            110.68     122.80
1-Oct-96               162.23            109.60     123.11
2-Oct-96               164.81            111.20     123.99
3-Oct-96               154.51            109.79     123.77
4-Oct-96               143.35            111.63     125.33
7-Oct-96               145.92            113.46     125.66
8-Oct-96               143.35            112.16     125.18
9-Oct-96               136.91            113.14     124.48
10-Oct-96              137.34            113.16     124.10
11-Oct-96              140.77            114.84     125.18
14-Oct-96              154.08            115.34     125.70
15-Oct-96              151.93            115.00     125.52
16-Oct-96              156.22            114.02     125.85
17-Oct-96              152.79            111.43     126.31
18-Oct-96              157.08            112.63     127.00
21-Oct-96              153.65            110.94     126.82
22-Oct-96              152.79            109.61     126.24
23-Oct-96              171.24            110.37     126.36
24-Oct-96              164.81            109.76     125.47
25-Oct-96              158.80            108.82     125.23
28-Oct-96              160.52            107.58     124.58
29-Oct-96              159.23            106.43     125.33
30-Oct-96              158.37            108.15     125.23
31-Oct-96              151.93            109.71     126.01
1-Nov-96               157.94            109.69     125.74
4-Nov-96               160.52            109.40     126.27
5-Nov-96               165.67            111.74     127.59
6-Nov-96               172.53            114.46     129.46
7-Nov-96               183.26            115.73     130.00
8-Nov-96               190.13            116.54     130.57
11-Nov-96              184.55            117.75     130.76
12-Nov-96              187.98            116.56     130.35
13-Nov-96              194.85            117.26     130.63
14-Nov-96              193.99            119.73     131.48
15-Nov-96              200.22            119.66     131.79
18-Nov-96              198.71            118.29     131.68
19-Nov-96              197.42            120.24     132.60
20-Nov-96              198.28            121.37     132.92
21-Nov-96              193.99            120.21     132.70
22-Nov-96              187.12            123.62     133.77
25-Nov-96              186.27            123.61     135.25
26-Nov-96              186.27            123.73     135.06
27-Nov-96              191.85            125.45     134.89
28-Nov-96              191.85            125.45     134.89
29-Nov-96              191.85            125.86     135.25
2-Dec-96               205.58            128.05     135.17
3-Dec-96               205.15            127.36     133.69
4-Dec-96               206.01            127.08     133.12
5-Dec-96               201.72            127.04     132.99
6-Dec-96               198.71            125.89     132.14
9-Dec-96               206.01            129.43     133.96
10-Dec-96              216.31            127.29     133.56
11-Dec-96              220.66            126.51     132.34
12-Dec-96              218.03            124.42     130.30
13-Dec-96              207.73            122.57     130.18
16-Dec-96              192.27            118.46     128.81
17-Dec-96              186.70            119.74     129.72
18-Dec-96              180.26            124.95     130.70
19-Dec-96              187.55            125.28     133.24
20-Dec-96              185.41            124.20     133.80
23-Dec-96              181.12            122.27     133.45
24-Dec-96              181.97            123.38     134.18
25-Dec-96              181.97            123.38     134.18
26-Dec-96              191.85            124.20     135.04
27-Dec-96              186.70            122.35     135.21
30-Dec-96              188.84            121.34     134.69
31-Dec-96              195.28            120.25     132.34
1-Jan-97               195.28            120.25     132.34
2-Jan-97               190.56            118.66     131.68
3-Jan-97               193.99            123.06     133.65
6-Jan-97               185.84            124.70     133.58
7-Jan-97               201.72            126.45     134.58
8-Jan-97               164.38            124.43     133.71
9-Jan-97               166.09            125.12     134.86
10-Jan-97              157.08            127.31     135.70
13-Jan-97              160.52            127.44     135.70
14-Jan-97              145.06            129.45     137.37
15-Jan-97              145.06            127.21     137.07
16-Jan-97              143.78            129.41     137.53
17-Jan-97              147.64            131.77     138.67
20-Jan-97              148.50            132.47     138.77
21-Jan-97              145.49            132.31     139.84
22-Jan-97              142.49            132.40     140.47
23-Jan-97              133.91            130.14     138.92
24-Jan-97              130.04            126.36     137.66
27-Jan-97              127.47            124.30     136.68
28-Jan-97              130.47            124.79     136.68
29-Jan-97              126.61            124.92     138.02
30-Jan-97              122.32            127.52     140.10
31-Jan-97              130.04            128.28     140.46
3-Feb-97               129.61            127.16     140.56
4-Feb-97               127.90            126.09     141.01
5-Feb-97               124.68            121.64     139.05
6-Feb-97               124.03            122.58     139.38
7-Feb-97               129.18            124.98     141.07
10-Feb-97              124.46            120.33     140.33
11-Feb-97              119.31            119.08     141.07
12-Feb-97              122.32            124.93     143.43
13-Feb-97              125.75            127.09     145.04
14-Feb-97              124.89            126.08     144.45
17-Feb-97              124.89            126.08     144.45
18-Feb-97              122.75            125.37     145.84
19-Feb-97              120.60            126.10     145.16
20-Feb-97              115.88            122.90     143.43
21-Feb-97              105.15            119.03     143.25
24-Feb-97              107.94            121.02     144.77
25-Feb-97              111.16            122.38     145.09
26-Feb-97              106.44            122.37     143.95
27-Feb-97               99.14            117.19     142.05
28-Feb-97              100.00            117.20     141.29
3-Mar-97                99.57            117.53     142.09
4-Mar-97               102.15            119.19     141.31
5-Mar-97                95.71            120.15     143.29
6-Mar-97                89.27            117.95     142.67
7-Mar-97                90.99            117.11     143.82
10-Mar-97              101.72            118.85     145.37
11-Mar-97               95.28            118.20     144.96
12-Mar-97               93.56            117.05     143.69
13-Mar-97               93.99            116.43     141.07
14-Mar-97               92.70            116.15     141.71
17-Mar-97               93.99            113.93     142.16
18-Mar-97               90.56            112.30     141.08
19-Mar-97               95.28            109.41     140.39
20-Mar-97              106.44            112.92     139.83
21-Mar-97              102.15            112.20     140.09
24-Mar-97              100.65            112.55     141.30
25-Mar-97              112.45            114.05     140.98
26-Mar-97              110.30            118.02     141.23
27-Mar-97              106.87            114.63     138.26
28-Mar-97              106.87            114.63     138.26
31-Mar-97              103.22            111.32     135.27
1-Apr-97                99.57            110.55     135.72
2-Apr-97                98.71            108.79     134.02
3-Apr-97               101.72            111.52     134.06
4-Apr-97               103.86            116.07     135.41
7-Apr-97                96.14            116.76     136.17
8-Apr-97                94.85            117.93     136.88
9-Apr-97                93.56            115.84     135.89
10-Apr-97               90.56            113.61     135.49

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgement on such matters.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Mountain View, California
April 30, 1997

                              APPENDIX A
P
R
O
X
Y  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 NETSCAPE COMMUNICATIONS CORPORATION
       FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 30, 1997

    The undersigned stockholder of Netscape Communications Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement each dated April 30, 1997 and hereby appoints James L. Barksdale and Roberta R. Katz, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Netscape Communications Corporation to be held on Friday, May 30, 1997 at 9:00 a.m., local time, at the Network Meeting Center at Techmart, 5201 Great America Parkway, Santa Clara, California and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on April 10, 1997 as hereinafter specified upon the proposals listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


                             DETACH HERE


/X/   PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.

1.   Election of Class II Directors

NOMINEES:  James H. Clark     FOR    WITHHELD
          John E. Warnock     / /      / /


/ /   FOR, except vote withheld from the following  nominee:

      _____________________________________


                                                        FOR   AGAINST  ABSTAIN
2.   Ratification of appointment of Ernst &
     Young LLP as independent auditors of the           / /     / /      / /
     Company for the year ending December 31, 1997.


MARK HERE
FOR ADDRESS   / /
CHANGE AND
NOTE AT RIGHT

Please sign exactly as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.


SIGNATURE _________________________________ DATE _________________

SIGNATURE _________________________________ DATE _________________